UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2006
REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York	000-19034	133444607

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707

(Address of principal executive offices)	(Zip Code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EX-99.A: PRESENTATION SLIDES

Item 8.01 Other Events
On June 9, 2006, the Company presented the slides included as Exhibit 99(a) to this Current Report on Form 8-K at its Annual Meeting of Shareholders held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York. A copy of the slide presentation is also available on the Company’s website at www.regneron.com.
Item 9.01 Financial Statements and Exhibits
         (c) Exhibits
        99(a) Slides presented at the Company’s 2006 Annual Meeting of Shareholders held on June 9, 2006.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
Dated: June 9, 2006	By:	/s/ Stuart Kolinski
Stuart Kolinski
Vice President and General Counsel

Exhibit Index

Number	Description

99(a)	Slides presented at the Company’s 2006 Annual Meeting of Shareholders held on June 9, 2006.

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